SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 16, 2004

Corcept Therapeutics Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

275 Middlefield Road, Suite A

Menlo Park, California 94025

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 327-3270

(Former Name or Former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On December 16, 2004, Steven H. Kapp resigned from the Board of Directors of Corcept Therapeutics Incorporated (the “Company”), effective December 31, 2004. Mr. Kapp is a limited partner at Maverick Capital, Ltd., an investment adviser to private investment funds (“Maverick”).

Item 8.01 Other Events

In December 2004, David B. Singer, a director of the Company, joined Maverick Capital Ltd.. Maverick beneficially owns approximately 9.4% of the Company’s issued and outstanding common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ Fred Kurland
Name:	Fred Kurland
Title:	Chief Financial Officer

Date: December 21, 2004